Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
On July 3, 2023, Javelin EF L.P. (the “Purchaser”), a subsidiary of Crescent Energy Company ("Crescent" or the "Company"), consummated the acquisition contemplated by the Purchase and Sale Agreement (the “Western Eagle Ford Acquisition Agreement”), dated as of May 2, 2023, with Mesquite Comanche Holdings, LLC (“Comanche Holdings”) and SN EF Maverick, LLC (“SN EF Maverick,” and together with Comanche Holdings, the “Seller”), pursuant to which the Purchaser acquired from the Seller certain interests in oil and gas properties, rights and related assets in the Western Eagle Ford basin (the “July Western Eagle Ford Assets”) for aggregate cash consideration of $592.7 million, including capitalized transaction costs and certain final settlement statement adjustments (the “July Western Eagle Ford Acquisition”). The cash purchase price was funded by borrowings under the Revolving Credit Facility (the “Acquisition Borrowings”), which represented the purchase price, after purchase price adjustments less a $60.0 million deposit funded by borrowings under the Revolving Credit Facility made at signing on May 2, 2023 (the “Acquisition Deposit”).
The unaudited pro forma condensed combined statement of operations (the “pro forma statement of operations”) has been prepared from the historical consolidated financial statements of Crescent for the year ended December 31, 2023 and the statement of revenues and direct operating expenses of the July Western Eagle Ford Assets for the period from January 1, 2023 through July 2, 2023, adjusted to give effect to the July Western Eagle Ford Acquisition as if it had been consummated on January 1, 2023.
The following pro forma statement of operations is based on, and should be read in conjunction with:
•the historical audited combined and consolidated financial statements of Crescent for the year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K, and
•the statement of revenues and direct operating expenses of the July Western Eagle Ford Assets for the six months ended June 30, 2023 included as Exhibit 99.1 in the Company's Current Report on Form 8-K/A dated September 6, 2023.
The pro forma statement of operations was derived by making certain transaction accounting adjustments to the historical financial statements noted above. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual impact of the July Western Eagle Ford Acquisition may differ from the adjustments made to the pro forma statement of operations. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects for the period presented as if the July Western Eagle Ford Acquisition had been consummated earlier, and that all adjustments necessary to present fairly the pro forma statement of operations have been made. The pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma statement of operations presented below.
The pro forma statement of operations and related notes are presented for illustrative purposes only and should not be relied upon as an indication of the operating results that the Company would have achieved if the Western Eagle Ford Acquisition Agreement had been entered into and the July Western Eagle Ford Acquisition had taken place on the assumed date. The pro forma statement of operations does not reflect future events that may occur after the consummation of the July Western Eagle Ford Acquisition, including, but not limited to, the anticipated realization of ongoing savings from potential operating efficiencies, asset dispositions, cost savings, or economies of scale that the Company may achieve with respect to the combined operations. As a result, future results may vary significantly from the results reflected in the pro forma statement of operations and should not be relied on as an indication of the future results of the Company.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2023
(in thousands, except per share data)

	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Transaction Adjustments		Crescent Pro Forma Combined
Revenues:
Oil	$1,750,961	$109,588	$—		$1,860,549
Natural gas	371,066	17,225	—		388,291
Natural gas liquids	192,870	23,144	—		216,014
Midstream and other	67,705	—	(6,717)	(a)	60,988
Total revenues	2,382,602	149,957	(6,717)		2,525,842
Expenses:
Lease operating expense	495,380	28,654	—		524,034
Workover expense	58,441	—	—		58,441
Asset operating expense	86,593	—	—		86,593
Gathering, transportation and marketing	235,153	52,540	(6,717)	(a)	280,976
Production and other taxes	162,963	8,390	—		171,353
Depreciation, depletion and amortization	675,782	—	24,108	(b)	699,890
Impairment expense	153,495	—	—		153,495
Exploration expense	9,328	—	—		9,328
Midstream operating expense	39,809	—	—		39,809
General and administrative expense	140,918	—	—		140,918
Gain on sale of assets	—	—	—		—
Total expenses	2,057,862	89,584	17,391		2,164,837
Income (loss) from operations	324,740	60,373	(24,108)		361,005
Other income (expense):
Gain (loss) on derivatives	166,980	—	—		166,980
Interest expense	(145,807)	—	(21,093)	(c)	(166,900)
Other income (expense)	(282)	—	—		(282)
Income from equity affiliates	(413)	—	—		(413)
Total other income (expense)	20,478	—	(21,093)		(615)
Income before taxes	345,218	60,373	(45,201)		360,390
Income tax expense	(23,227)	—	(990)	(d)	(24,217)
Net income	321,991	60,373	(46,191)		336,173
Less: net income attributable to noncontrolling interests	(472)	—	—		(472)
Less: net income attributable to redeemable noncontrolling interests	(253,909)	—	(9,259)	(e)	(263,168)
Net income attributable to Crescent Energy	$67,610	$60,373	$(55,450)		$72,533
Net income per share:
Class A common stock – basic	$1.02				$1.09	(f)
Class A common stock – diluted	$1.02				$1.09	(f)
Class B common stock – basic and diluted	$—				$—
Weighted average common shares outstanding:
Class A common stock – basic	66,598				66,598
Class A common stock – diluted	67,402				67,402
Class B common stock – basic and diluted	104,271				104,271

Notes to unaudited pro forma condensed combined statement of operations
NOTE 1 – Basis of pro forma presentation
The pro forma statement of operations has been derived from the historical financial statements of Crescent and the statement of revenues and direct operating expenses for the July Western Eagle Ford Assets. The pro forma statement of operations for the year ended December 31, 2023 gives effect to the July Western Eagle Ford Acquisition as if it occurred on January 1, 2023.
The statement of revenues and direct operating expenses for the July Western Eagle Ford Assets, which is being presented in accordance with Article 3-05 of Regulation S-X, represents an abbreviated financial statement that includes less information about the historical business associated with the July Western Eagle Ford Assets or about our current and future results as the owner of the July Western Eagle Ford Assets than full financial statements. For example, the statement of revenues and direct operating expenses does not include information about capital structure, interest expense, entity-level taxes, or depreciation, depletion and amortization and certain overhead recoveries allowed for under our joint operating agreements.
The pro forma statement of operations reflects pro forma adjustments that are based on available information and certain assumptions that management believes are reasonable. However, actual results may differ from those reflected in this statement. In management’s opinion, all adjustments known to date that are necessary to fairly present the pro forma information have been made. The pro forma statement of operations does not purport to represent what the combined entity’s results of operations would have been if the July Western Eagle Ford Acquisition had actually occurred on January 1, 2023, nor are they indicative of Crescent’s future results of operations.
This pro forma statement of operations should be read in conjunction with Crescent’s historical financial statements for the year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K.
NOTE 2 – Pro forma acquisition accounting
In July 2023, we consummated the acquisition contemplated by the Western Eagle Ford Acquisition Agreement, pursuant to which we acquired the July Western Eagle Ford Assets for aggregate consideration of $592.7 million, including capitalized transaction costs and certain final settlement statement adjustments. The purchase consideration was funded using Crescent's Revolving Credit Facility. The July Western Eagle Ford Acquisition was accounted for as an asset acquisition. The pro forma purchase price allocation is as follows:

(in thousands)	July Western Eagle Ford Acquisition
Cash consideration paid	$587,346
Transaction costs incurred	5,389
Purchase consideration	$592,735

Assets acquired and liabilities assumed:
Oil and natural gas properties - proved	$595,025
Oil and natural gas properties - unproved	22,310
Prepaid and other current assets	355
Accounts payable and accrued liabilities	(12,668)
Asset retirement obligations	(10,541)
Other liabilities	(1,746)
Net assets acquired	$592,735
NOTE 3 – Adjustments to the pro forma statement of operations
The pro forma statement of operations has been prepared to illustrate the effect of the July Western Eagle Ford Acquisition and has been prepared for informational purposes only.
The preceding pro forma statement of operations has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed

Businesses.” Release No. 33-10786 replaced the previous pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and allows for supplemental disclosure of the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management Adjustments”). Management has elected not to disclose Management Adjustments.
The adjustments included in the pro forma statement of operations for the year ended December 31, 2023 are as follows:

(a)	Reflects the elimination of intercompany transactions for gathering, transportation and marketing between Crescent and the July Western Eagle Ford Assets.
(b)	Reflects the pro forma depletion expense calculated in accordance with the successful efforts method of accounting for oil and gas properties totaling $24.1 million.
(c)	Reflects the pro forma interest expense related to borrowings to fund the transaction purchase consideration of $21.1 million.
(d)	Reflects the income tax effect of the pro forma adjustments presented. The tax rate applied to the pro forma adjustments was the estimated combined federal and state statutory rate, after the effect of noncontrolling interests, of 6.5%. The effective rate of the Company could be significantly different (either higher or lower) depending on a variety of factors.
(e)	Reflects the impact of the allocation of net income attributable to redeemable noncontrolling interests for the portion of Crescent Energy OpCo LLC not owned by Crescent.
(f)	Reflects the impact of the allocation of net income attributable to Crescent on the computation of basic and diluted net income (loss) per share.
Note that the above adjustments do not include amounts for certain overhead recoveries associated with the joint operating agreements that we expect to collect as operator of the July Western Eagle Ford Acquisition assets.
NOTE 4 – Supplemental pro forma oil and natural gas reserves information
Oil and natural gas reserves
The following tables present the estimated pro forma combined net proved developed and undeveloped oil, natural gas, and NGLs reserves information as of December 31, 2023 for our consolidated operations, along with a summary of changes in quantities of net remaining proved reserves for the year ended December 31, 2023 for our consolidated operations. Our equity affiliates had no proved oil, natural gas, and NGL reserves as of December 31, 2022 and 2023. The estimates below are in certain instances presented on a “barrels of oil equivalent or “Boe” basis. To determine Boe in the following tables, natural gas is converted to a crude oil equivalent at the ratio of six Mcf of natural gas to one barrel of crude oil equivalent.
The pro forma oil and natural gas reserves information is not necessarily indicative of the results that might have occurred had the July Western Eagle Ford Acquisition been completed on January 1, 2023 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in the Company’s Annual Report on Form 10-K.

	Oil and Condensate (MBbls)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Transaction Adjustments	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2022	243,082	32,471	—	275,553
Revisions of previous estimates	(15,501)	(5,691)	—	(21,192)
Extensions, discoveries, and other additions	2,808	808	—	3,616
Sales of reserves in place	(1,655)	(26,456)	26,456	(1,655)
Purchases of reserves in place	46,018	—	(26,456)	19,562
Production	(24,287)	(1,132)	—	(25,419)
December 31, 2023	250,465	—	—	250,465

Proved Developed Reserves as of:
December 31, 2022	160,113	23,237	—	183,350
December 31, 2023	176,546	—	—	176,546

Proved Undeveloped Reserves as of:
December 31, 2022	82,969	9,234	—	92,203
December 31, 2023	73,919	—	—	73,919

	Natural Gas (MMcf)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Transaction Adjustments	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2022	1,506,535	180,625	—	1,687,160
Revisions of previous estimates	(472,337)	(22,660)	—	(494,997)
Extensions, discoveries, and other additions	16,240	4,359	—	20,599
Sales of reserves in place	(15,075)	(156,194)	156,194	(15,075)
Purchases of reserves in place	271,682	—	(156,194)	115,488
Production	(130,629)	(6,130)	—	(136,759)
December 31, 2023	1,176,416	—	—	1,176,416

Proved Developed Reserves as of:
December 31, 2022	1,398,770	146,228	—	1,544,998
December 31, 2023	1,032,578	—	—	1,032,578

Proved Undeveloped Reserves as of:
December 31, 2022	107,765	34,397	—	142,162
December 31, 2023	143,838	—	—	143,838

	NGLs (MBbls)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Transaction Adjustments	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2022	78,621	28,177	—	106,798
Revisions of previous estimates	(11,676)	(2,977)	—	(14,653)
Extensions, discoveries, and other additions	1,635	695	—	2,330
Sales of reserves in place	(1,774)	(24,894)	24,894	(1,774)
Purchases of reserves in place	43,301	—	(24,894)	18,407
Production	(8,475)	(1,001)	—	(9,476)
December 31, 2023	101,632	—	—	101,632

Proved Developed Reserves as of:
December 31, 2022	66,803	22,811	—	89,614
December 31, 2023	87,316	—	—	87,316

Proved Undeveloped Reserves as of:
December 31, 2022	11,818	5,366	—	17,184
December 31, 2023	14,316	—	—	14,316

	Total (MBoe)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Transaction Adjustments	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2022	572,793	90,752	—	663,545
Revisions of previous estimates	(105,901)	(12,445)	—	(118,346)
Extensions, discoveries, and other additions	7,150	2,230	—	9,380
Sales of reserves in place	(5,942)	(77,382)	77,382	(5,942)
Purchases of reserves in place	134,599	—	(77,382)	57,217
Production	(54,533)	(3,155)	—	(57,688)
December 31, 2023	548,166	—	—	548,166

Proved Developed Reserves as of:
December 31, 2022	460,046	70,419	—	530,465
December 31, 2023	435,958	—	—	435,958

Proved Undeveloped Reserves as of:
December 31, 2022	112,747	20,333	—	133,080
December 31, 2023	112,208	—	—	112,208
Standardized measure of discounted future net cash flows
The following tables present the estimated pro forma standardized measure of discounted future net cash flows (the “pro forma standardized measure”) at December 31, 2023. The pro forma standardized measure information set forth below gives effect to the July Western Eagle Ford Acquisition as if it had been completed on January 1, 2023. Transaction Adjustments reflect adjustments related to the tax effects resulting from the July Western Eagle Ford Acquisition. An explanation of the underlying methodology applied, as required by SEC regulations, can be found within the historical financial statements included in the Company’s Annual Report on Form 10-K. The calculations assume the continuation of existing economic, operating and contractual conditions at December 31, 2023.
The pro forma standardized measure is not necessarily indicative of the results that might have occurred had the July Western Eagle Ford Acquisition been completed on January 1, 2023 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in the Company’s Annual Report on Form 10-K.

The pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves of our consolidated operations as of December 31, 2023 is as follows:

	(in thousands)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Transaction Adjustments	Crescent Pro Forma Combined
Future cash inflows	$24,267,134	$—	$—	$24,267,134
Future production costs	(11,897,791)	—	—	(11,897,791)
Future development costs (1)	(2,713,247)	—	—	(2,713,247)
Future income taxes	(410,721)	—	—	(410,721)
Future net cash flows	9,245,375	—	—	9,245,375
Annual discount of 10% for estimated timing	(3,956,193)	—	—	(3,956,193)
Standardized measure of discounted future net cash flows as of December 31, 2023	$5,289,182	$—	$—	$5,289,182
__________
(1) Future development costs include future abandonment and salvage costs.
Changes in standardized measure
The changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves of our consolidated operations for the year ended December 31, 2023 are as follows:

	(in thousands)
	Crescent (Historical)	July Western Eagle Ford Assets (Historical)	Transaction Adjustments	Crescent Pro Forma Combined
Balance at December 31, 2022	$9,134,666	$1,160,312	$(54,734)	$10,240,244
Net change in prices and production costs	(2,859,297)	(363,196)	—	(3,222,493)
Net change in future development costs	(141,382)	—	—	(141,382)
Sales and transfers of oil and natural gas produced, net of production expenses	(1,354,856)	(60,373)	—	(1,415,229)
Extensions, discoveries, additions and improved recovery, net of related costs	119,025	37,122	—	156,147
Purchases of reserves in place	1,338,224	—	(769,355)	568,869
Sales of reserves in place	(90,157)	(812,911)	812,911	(90,157)
Revisions of previous quantity estimates	(2,244,012)	(234,565)	—	(2,478,577)
Previously estimated development costs incurred	301,839	29,286	—	331,125
Net change in taxes	190,444	—	16,651	207,095
Accretion of discount	960,208	116,031	(5,473)	1,070,766
Changes in timing and other	(65,520)	128,294	—	62,774
Balance at December 31, 2023	$5,289,182	$—	$—	$5,289,182